Exhibit 99.2

Next Generation Immunomedicines March 2022

PROPRIETARY AND CONFIDENTIAL 2 2 Forward - Looking Statements This presentation contains forward - looking statements, including statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These statements are based on current expectations, forecasts, assumptions and other information available to NextCure as of the date hereof . Forward - looking statements include statements regarding NextCure’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward - looking words such as “may,” “will,” “potential,” “expects,” “believes,” “intends,” “hope,” “towards,” “forward,” “later” and similar expressions . Examples of forward - looking statements in this press release include, among others, statements about the development plans for our immunomedicines , statements about the progress and evaluation and expected timing of results of NextCure’s ongoing clinical trial of NC 318 , expectations regarding the potential benefits, activity, effectiveness and safety of NC 318 , expectations regarding the investigator initiated trial conducted by Yale, the expected timing of results of NextCure’s ongoing clinical trial of NC 410 , the development plans for NC 762 , NextCure’s financial guidance, expected upcoming milestones, and NextCure’s plans, objectives and intentions with respect to the discovery and development of immunomedicines . Forward - looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward - looking statement . Such risks and uncertainties include, among others : the impacts of the COVID - 19 pandemic on NextCure’s business, including NextCure’s clinical trials, third parties on which NextCure relies and NextCure’s operations ; positive results in preclinical studies may not be predictive of the results of clinical trials ; NextCure’s limited operating history and no products approved for commercial sale ; NextCure’s history of significant losses ; NextCure’s need to obtain additional financing ; risks related to clinical development, marketing approval and commercialization ; the unproven approach to the discovery and development of product candidates based on NextCure’s FIND - IO Ρ platform ; and dependence on key personnel . More detailed information on these and additional factors that could affect NextCure’s actual results are described in NextCure’s filings with the Securities and Exchange Commission (the “SEC”), including in Item 1 A of NextCure’s most recent Form 10 - K and elsewhere in the Company’s filings with the SEC . You should not place undue reliance on any forward - looking statements . Forward - looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward - looking statements, except as required by law, even if expectations change .

PROPRIETARY AND CONFIDENTIAL 3 3 3 • NC318 (S15): Phase 2 monotherapy & combo therapy • NC410 (LAIR - 2): Phase 1 monotherapy • NC762 (B7 - H4): Phase 1 monotherapy • NC525 (LAIR - 1): IND Q4 2022 PIPELINE Progress • Patient selection increasing probability of success • Biomarkers for detecting early activity • Potential for combination therapy • FIND - IO discovery platform PRODUCT Strategy • Experienced team • Fully integrated GMP manufacturing team PEOPLE Experience NextCure Highlights NC762 (B7 - H4) NC318 (S15) NC410 (LAIR - 2) Phase 1 Phase 2 Phase 1 NC525 (LAIR - 1) IND Q4 2022

PROPRIETARY AND CONFIDENTIAL 4 4 NC318, NC410, NC762 On Track BUILDING PIPELINE Momentum RUNWAY Q1 2024 EXPERIENCED Team Significant Momentum & Milestones in 2022

PROPRIETARY AND CONFIDENTIAL 5 5 Advancing Product Development Pipeline PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NEXT MILESTONE PRODUCT CANDIDATES NC318 S15 Tumors and macrophages Phase 2 update Q4 2022 NC318 Anti - PD - 1 Combo* S15 Tumors and macrophages Initial Data 2H 2022 NC410 LAIR - 2 ECM Phase 1 update 2H 2022 NC762 B7 - H4 Tumors Initial Phase 1 data 2H 2022 NC525 LAIR - 1 Leukemic Stem Cells IND filing Q4 2022 DISCOVERY AND RESEARCH PROGRAMS Multiple Programs Multiple Targets Multiple cell types IND filing in 2023 NSCLC, BREAST, H&N NSCLC, H&N, GASTRIC, CRC, CERVICAL NSCLC NSCLC, BREAST, OVARIAN *Investigator - initiated (IIT) trial (Yale University) Worldwide Rights to All Programs AML

PROPRIETARY AND CONFIDENTIAL 6 6 Product Development: Getting it Right Patient Selection Biomarkers Combos Triangulation Strategy Unmet Needs of Cancer Patients • Non - Responders • Rapid Progression • Limited Treatments We Need New Solutions

PROPRIETARY AND CONFIDENTIAL 7 7 NC318 Humanized Siglec - 15 (S15) Monoclonal Antibody Phase 2 CLINICAL TRIALS BIOLOGY MOA HIGHLIGHTS • NSCLC, Breast, H&N • Evidence of disease control • Evidence of enhanced outcomes in S15+ patients Suppressed T Cell • Decreases suppressive myeloid cells & pro - tumorigenic cytokines • Promotes T cell function & IFN - g production

PROPRIETARY AND CONFIDENTIAL 8 8 NC318 Mechanism of Action Tumor cell Inactive T cell Distinct S15 - induced myeloid cells M2 macrophage Myeloid cell Immunosuppression and tumor growth Increase in inflammatory cytokines Differentiation and survival OR S15 S15 Tumor cell M2 macrophage Myeloid cell OR S15 S15 NC318 Dead tumor cell Differentiation and survival Decreases inflammatory cytokines Promotes T cell proliferation & restores function Tumor killing S15 is Immunosuppressive in the Tumor Microenvironment NC318 Blocks Immunosuppressive Activity Induced by S15

PROPRIETARY AND CONFIDENTIAL 9 9 Time to & Duration of Disease Control 1 SD subjects in other types of cancer include Esophageal cancer (n=1), Endometrial cancer (n=1), Hepatocellular carcinoma (n=1), Melanoma (n=3), Merkel cell carcinoma (n=1), and SCC/Basaloid (n=1). 0 150 25 50 100 Weeks H&N Breast Ovarian Other 1 Lung CR Start • n = 32 • NSCLC 1CR & 1PR remain on therapy for 2.8 and 2.3 years, respectively • H&N and Breast PRs were on study for 40 and 21 weeks respectively PR Start SD Start On Study CR 2.8 years PR 2.3 years PR 40 weeks PR 21 weeks

PROPRIETARY AND CONFIDENTIAL 10 10 Analysis in All Patients: Early Evidence of Disease Control Without S15 Selection in Ph1 & Ph2 Cancer Types Responses n=32 Disease Control ( CR+PR+SD ) n=32 (37%) Progressive Disease (n=54) Total Evaluable Subjects (n=86) 2 mPFS in Disease Control (5.0 months) Lung 1 CR, 1 PR, 13 SD 15 (45%) 18 33 5.2 3 H&N 1 PR 1 (20%) 4 5 N/A Breast 1 PR, 3 SD 4 (40%) 6 10 4.8 Ovarian 4 SD 4 (24%) 13 17 4.0 4 Other 1 8 SD 8 (38%) 13 21 5.1 1 SD subjects in other types of cancer include Esophageal Cancer (n=1), Endometrial Cancer (n=1), Hepatocellular Carcinoma (n=1 ), Melanoma (n=3), Merkel cell carcinoma (n=1), and SCC/Basaloid (n=1) 2 Total of 96 subjects were treated with 10 subjects determined as non - evaluable (NE) for efficacy based on RECIST v1.1 and or clinical evaluations by principal investigators (PIs) 3 3 SD subjects were censored for PFS analysis 4 1 SD subject lost to follow up for PFS analysis N/A: Not Applicable is used where sample size is less than 3 for median analysis. The data extract date is as of 18AUG2021

PROPRIETARY AND CONFIDENTIAL 11 11 Retrospective Analysis: Disease Control Rate Increased in S15+ Patients Subjects treated with NC318 (n=96) IHC available & evaluable (n=39) n=9 n=30 S15 Positive 1 (n=15) S15 Negative (n=24) n=3 n=21 n=6 n=9 • Lung = 5 • Other = 3 • Breast = 1 • Lung = 3 • Other = 2 • Ovarian = 1 • Lung = 8 • Ovarian = 6 • HNSCC = 3 • Breast = 2 • Other = 2 • Lung = 2 • Breast = 1 SD PD SD PD 40% Disease Control 12% Disease Control 1 H score ≥1

PROPRIETARY AND CONFIDENTIAL 12 12 NC318 Restores Immune Function in a Highly Suppressive TME UPCOMING MILESTONES Amended Phase 2 • S15+ selection (CLIA assay) • 800 mg Q1W: drug exposure • NSCLC, H&N and breast • Update 4Q 2022 Yale Phase 2 (Combo) NSCLC • Mono therapy: PD - 1 refractory • Pembro combo: PD - 1 refractory • Pembro combo: PD - 1 naïve • Initial data 2H 2022

PROPRIETARY AND CONFIDENTIAL 13 13 NC410 LAIR - 2 (Collagen - Binding) Fusion Protein Decoy BIOLOGY MOA HIGHLIGHTS Phase 1/2 CLINICAL TRIAL • Targets LAIR - 1/LAIR - 2 pathway • Enhances T cell infiltration and tumor killing • Patient selection assay • Evidence of immune activation • Synergistic combinations • 2021 posters & publications ‒ ASCO ‒ SITC ‒ eLife ‒ Frontiers in Immunology

PROPRIETARY AND CONFIDENTIAL 14 14 Scientific Advancement in Understanding Collagen Biology Elevated collagen correlates with PD - 1/ PD - L1 resistance Changes in collagen expression correlate with worse prognosis LAIR - 2 & NC410 sensitizes tumors 2020 2019 2019 2021 collagen collagen Collagen collagen Science Translational Medicine Science Translational Medicine Nature Communication eLife Collagen Frontiers in Immunology 2021

PROPRIETARY AND CONFIDENTIAL 15 15 NC410 Mechanism of Action Tumor - specific Collagen NC410 Collagen is Immunosuppressive NC410 Normalizes Immune System Remodeled Collagen NC410 Infiltration Inhibited T Cell Activated T Cells • Physical barrier; excludes T cell from TME • Inhibits T cells Dead tumor cells Tumor cells

PROPRIETARY AND CONFIDENTIAL 16 16 NC410: Key to Unlock TME and Normalize Immune Response TME ACCESS LOCKED NC410 UNLOCKS ECM REMODELING & NORMALIZATION Inactive T cell Many “keys” but none fit lock Enhances T cell infiltration Activated T cell Activated T cells kill tumor

PROPRIETARY AND CONFIDENTIAL 17 17 NC410 Safety & Early Efficacy Data from Cohorts 1 - 5 • 5 SD subjects had time - on - study up to 42, 25+, 20, 16 and 16, respectively • 3 active subjects ongoing: one at 25+ and two at 5+ weeks • 3+3 design • Dosing every 2 weeks • Solid tumors • No DLTs through cohort 5 • Two subjects reported with worsening Grade 3: lymphopenia (1); anemia (1); no treatment related grade 4 adverse events were reported Phase 1b Dose Expansion • Confirm PK and PD • Biopsy analysis • Determine RP2D Phase 1a Dose Escalation Cohort 1 3 mg Cohort 2 6 mg Cohort 3 15 mg Cohort 4 30 mg Cohort 5 60 mg Cohort 6 100 mg Cohort 7 200 mg Cohort 8 400 mg Ongoing 30 mg Data cut off September 13, 2021 3 mg 6 mg 6 mg 6 mg 15 mg 60 mg 15 mg 3 mg 3 mg 60 mg 30 mg 60 mg 60 mg 15 mg 60 mg 30 mg 30 mg 15 mg

PROPRIETARY AND CONFIDENTIAL 18 18 NC410 Demonstrates Synergistic Activity in Preclinical Models PD - L1 PD - L1 TGF - β TRAP 0 10 20 30 40 0 400 800 1200 1600 2000 Days Post Tumor Injection T u m o r V o l u m e ( m m 3 ) NC410 -PD-L1 Control Combination Horn et al., SITC 2020

PROPRIETARY AND CONFIDENTIAL 19 19 NC410 Remodels ECM Enhancing Immune Infiltration & Tumor Killing Phase 1 monotherapy update 2H 2022 UPCOMING MILESTONE NC410 appears safe and well tolerated with no DLTs up to cohort 5; dose escalation continues Binding to C1q and collagen, modulates and restores immune function Increase in T cells, remodeling of ECM, and enhanced infiltration of T cells supports MOA SUMMARY

PROPRIETARY AND CONFIDENTIAL 20 20 NC762 Humanized B7 - H4 Monoclonal Antibody BIOLOGY MOA HIGHLIGHTS Phase 1/2 CLINICAL TRIAL • Initiated Phase 1 trial • IHC assay for patient selection • Biomarkers • AACR 2021 poster • Initial Phase 1 data 2H 2022 • Unique mechanism of action • Inhibits tumor cell growth & is not dependent on T cells • NK cells enhance anti - tumor activity

PROPRIETARY AND CONFIDENTIAL 21 21 NC762 Inhibits Human Melanoma Tumor Growth In Vivo Activity Enhanced by Human PBMCs TUMOR INHIBITION 0 10 20 30 40 0 500 1000 1500 2000 2500 Days post inoculation T u m o r V o l u m e ( m m 3 ) PBS NC762 NC762.FES **** **** **** **** *** *** Control NC762 NC762.FES* *Designed to reduce Fc γ R binding/restrict ADCC activity T CELLS NOT REQUIRED + T cells (closed circles) ‒ T cells (open circles) NKs ENHANCE ACTIVITY 0 10 20 30 40 0 500 1000 1500 2000 2500 Days post inoculation T u m o r V o l u m e ( m m 3 ) **** **** Control B1H10 # + NK cells (closed circles) ‒ NK cells (open circles) # Parent of NC762 Archer et al., AACR 2021

PROPRIETARY AND CONFIDENTIAL 22 22 NC762 Summary & Upcoming Milestones Unique MOA • mAb inhibits tumor cell growth • Not dependent on immune cell infiltration into TME • NK cells enhance activity IND filed with FDA Initiated Phase 1 trial UPCOMING MILESTONE Initial Phase 1 data 2H 2022 SUMMARY

PROPRIETARY AND CONFIDENTIAL 23 23 New Program - NC525 (LAIR - 1 mAb) BIOLOGY MOA UPDATE • LAIR - 1 expression ‒ High on AML blasts and leukemia stem cells (LSCs) ‒ Minimal on hematopoietic stem and progenitor cells ( HSPCs ) NC525 IND Q4 2022 • Inhibits colony formation of AML LSCs in vitro • Inhibits AML growth in MV4 - 11 derived xenografts • Restricts AML progression in patient - derived xenografts Kills AML Blast Cells & LSCs Spares HSPCs

PROPRIETARY AND CONFIDENTIAL 24 24 Finding Solutions with a Powerful Discovery Engine F unctional, I ntegrated, N extCure D iscovery in I mmuno - O ncology • T cell activation • Cytokine release • Proliferation • Apoptosis • Effector function • Pathway reporters FUNCTIONAL READOUTS • Primary • Cell lines • Lymphoid • Myeloid • Tumor CELL TYPES • Membrane proteins • Soluble proteins • Small molecules • Soluble factors TARGET LIBRARIES

PROPRIETARY AND CONFIDENTIAL 25 25 GMP Manufacturing Facility: Benefits of Added Capacity Operational and capital efficiency Speed Flexibility Quality Use of a CMO adds ~ 8 months to timelines Efficiency Prioritization and scheduling Controlling quality with experienced team 2,000L Capacity Utilized to Produce Clinical Material for All Lead Programs

PROPRIETARY AND CONFIDENTIAL 26 26 Advancing Product Development Pipeline PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NEXT MILESTONE PRODUCT CANDIDATES NC318 S15 Tumors and macrophages Phase 2 update Q4 2022 NC318 Anti - PD - 1 Combo* S15 Tumors and macrophages Initial Data 2H 2022 NC410 LAIR - 2 ECM Phase 1 update 2H 2022 NC762 B7 - H4 Tumors Initial Phase 1 data 2H 2022 NC525 LAIR - 1 Leukemic Stem Cells IND filing Q4 2022 DISCOVERY AND RESEARCH PROGRAMS Multiple Programs Multiple Targets Multiple cell types IND filing in 2023 NSCLC, BREAST, H&N NSCLC, H&N, GASTRIC, CRC, CERVICAL NSCLC NSCLC, BREAST, OVARIAN *Investigator - initiated (IIT) trial (Yale University) Worldwide Rights to All Programs – Partnership Opportunities AML

PROPRIETARY AND CONFIDENTIAL 27 27 Significant Momentum & Milestones in 2022 ON TRACK NC318, NC410, NC762 MOMENTUM Building Pipeline Q1 2024 Runway TEAM Experienced